FORM 8-K

                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                   Securities and Exchange Act of 1934




Date of Report:  August 27, 1994
(Date of earliest event reported)



                         TEKTRONIX, INC.
        (Exact name of registrant as specified in its character)


         Oregon                 1-4837          93-09343990
(State of other jurisdiction  (Commission    (IRS Employer
incorporation)                file number)   Identification No.)


26600 SW Parkway Avenue
Wilsonville, Oregon                              97007-1000
(Address of Principal executive offices)         (Zip Code)

Registrant's Telephone number,
including area code:                         (503) 627-7111


                            None
(Former name or former address, if changed since last report)

Item 5.   Other Events.


          The financial information filed as an exhibit to this report is furnished pursuant to Section 11(a) of the Securities
Act of 1933 in connection with the Company's 7-1/2% Notes due
August 1, 2003.

Item 7.   Financial Statements and Exhibits.


          The following exhibits are filed herewith:

          1.  Consolidated Statement of Operations


                            SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:    October 7, 1994          TEKTRONIX, INC.



                                   By: /s/ Carl W. Neun
                                       Vice President and Chief
                                        Financial Officer